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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   March 14, 1997
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                          RENTAL SERVICE CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)




         DELAWARE                  000-21237                 33-0569350
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State or Other Jurisdiction     Commission File           I.R.S. Employer
    of Incorporation                Number               Identification No.



14505 North Hayden Road, Suite 322, Scottsdale, Arizona           85260
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    (Address of Principal Execution Offices)                   (Zip Code)



                                (602) 905-3300
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             (Registrant's Telephone Number, including Area Code)



                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)









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ITEM 5.       OTHER EVENTS.

     On March 14, 1997, Rental Service Corporation ("RSC" or the "Company") reached a definitive agreement, effective March 1, 1997, to acquire all of the outstanding stock of Comtect, Inc. and subsidiaries, which operate under the name of Industrial Air Tool ("IAT") for approximately $36.1 million, consisting of $32.5 million in cash and $3.6 million of RSC Common Stock. An additional $2.0 million of RSC Common Stock may be paid to the sellers over a three year period if certain performance objectives are met. IAT is a market leader in the areas of on-site rental facility management, providing integrated tool room management services and tool trailer rentals for industrial construction job sites. IAT operates four locations in Pasadena, Texas City and Nederland, Texas and Sulphur, Louisiana. IAT is also a major supplier of maintenance, repair and operating ("MRO") supplies to the petrochemical industry. IAT's revenues for the fiscal year ending March 31, 1997 are estimated to be approximately $50.0 million. The transaction is anticipated to close by April 20, 1997, and will be recorded under the purchase method of accounting. The closing is subject to a number of closing conditions, including early termination or expiration of the waiting period under the Hart Scott Rodino Act.

     The Company has also recently completed acquisitions of United Rentals & Sales, Inc. of Jonesboro and Blytheville, Arkansas and Kastner Rentals of New Orleans, Louisiana. Kastner and United had combined trailing twelve month revenues of approximately $4.5 million. The acquisition of United represents the opening of RSC's 100th location. Since January 1, 1997, the Company has now completed five acquisitions with combined trailing twelve month revenues of approximately $7.8 million.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Rental Service Corporation



Date: March 28, 1997                    By: /s/ Douglas A. Waugaman
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                                            Douglas A. Waugaman
                                            Vice President and Chief Financial
                                            Officer